FIDELITY

(REGISTERED TRADEMARK)

EXPORT AND MULTINATIONAL
FUND (FORMERLY FIDELITY EXPORT FUND)
ANNUAL REPORT
AUGUST 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                6    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       9    A SUMMARY OF THE MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     17   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    21   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    26   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            27

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The short-term volatility that hit the stock and bond markets in the spring re-emerged in August, and many equity and fixed-income securities retreated from their 1997 highs. Still, the Standard & Poor's 500 Index was up roughly 23% year-to-date through August 31, more than twice its historical annual average. The bond markets have posted moderate returns through the first eight months of the year, primarily influenced by positive news on the inflation front.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1997                   PAST 1   LIFE OF
                                                YEAR     FUND

FIDELITY EXPORT AND MULTINATIONAL FUND          41.94%   124.58%

FIDELITY EXPORT AND MULTINATIONAL FUND          37.68%   117.85%
 (INCL. MAX. 3% SALES CHARGE)

S&P 500(REGISTERED TRADEMARK)                   40.65%   108.29%

GROWTH FUNDS AVERAGE                            33.51%   N/A

CUMULATIVE TOTAL RETURNS reflect the fund's actual performance in percentage terms over a set period - in this case, one year or since the fund started on October 4, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 774 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1997             PAST 1   LIFE OF
                                          YEAR     FUND

FIDELITY EXPORT AND MULTINATIONAL FUND    41.94%   32.03%

FIDELITY EXPORT AND MULTINATIONAL FUND    37.68%   30.65%
 (INCL. MAX. 3% SALES CHARGE)

S&P 500                                   40.65%   28.66%

GROWTH FUNDS AVERAGE                      33.51%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970831 19970919 151054 S00000000000001
             Export & Multinational Fd   S&P 500
             00332                       SP001
  1994/10/04       9700.00                    10000.00
  1994/10/31      10252.90                    10244.46
  1994/11/30       9932.80                     9871.36
  1994/12/31       9942.83                    10017.75
  1995/01/31       9729.22                    10277.51
  1995/02/28      10185.58                    10678.03
  1995/03/31      10418.61                    10993.14
  1995/04/30      10942.94                    11316.88
  1995/05/31      11389.59                    11769.22
  1995/06/30      12583.90                    12042.62
  1995/07/31      13516.04                    12441.95
  1995/08/31      13807.33                    12473.18
  1995/09/30      14302.53                    12999.55
  1995/10/31      13083.96                    12953.14
  1995/11/30      13371.84                    13521.78
  1995/12/31      13146.10                    13782.21
  1996/01/31      12753.38                    14251.36
  1996/02/29      13104.76                    14383.47
  1996/03/31      12846.39                    14521.98
  1996/04/30      14717.02                    14736.04
  1996/05/31      15843.54                    15116.08
  1996/06/30      14799.70                    15173.67
  1996/07/31      13993.57                    14503.30
  1996/08/31      15347.46                    14809.17
  1996/09/30      16887.37                    15642.63
  1996/10/31      16933.63                    16074.06
  1996/11/30      18180.93                    17289.10
  1996/12/31      18226.32                    16946.60
  1997/01/31      19205.65                    18005.42
  1997/02/28      18073.98                    18146.59
  1997/03/31      16898.79                    17400.94
  1997/04/30      17170.83                    18439.78
  1997/05/31      19183.88                    19562.39
  1997/06/30      20533.18                    20438.79
  1997/07/31      21991.28                    22065.10
  1997/08/29      21784.53                    20829.02
IMATRL PRASUN   SHR__CHT 19970831 19970919 151056 R00000000000038
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Export and Multinational Fund on October 4, 1994, when the fund started, and the current maximum 3% sales charge was paid. As the chart shows, by August 31, 1997, the value of the investment would have grown to $21,785 - an 117.85% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,829 - a 108.29% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The U.S. stock market - supported
by moderate economic growth
and subdued inflation - turned
in a strong performance for the
12 months that ended August 31,
1997. The Standard & Poor's 500
Index, a broad measure of the U.S.
stock market, returned 40.65%
during the period, well above its
long-term annual average of
approximately 11%. The stock
market spent much of the past 12
months breaking price and trading
volume records. Solid corporate
earnings, large cash inflows into
mutual funds, widespread
optimism and a generally
favorable interest-rate climate
boosted share prices higher,
especially among
large-capitalization,
household-name stocks. Concerns
in the springtime over an
overheating economy, and
earnings shortfall announcements
from several key companies in
August provided the only
considerable hiccups in the
market's rise. When the Federal
Reserve Board raised a key
short-term interest rate in March,
an already richly priced market
sold off sharply. From that point on,
with positive economic news being
the primary catalyst, the market
soared. In July, the Dow Jones
Industrial Average surged past
the 8000 mark for the first time
ever. August, however, was a
different story as inflation fears, a
weakened dollar and sluggish
corporate earnings ate away at
some of the market's prior gains.
The silver lining in this decline,
though, was the overall
broadening of the market, as
small- and mid-cap stocks
performed well.
An interview with Jason Weiner, Portfolio Manager of Fidelity Export and Multinational Fund
Q. HOW DID THE FUND PERFORM, JASON?
A. It's been a good year. For the 12 months that ended August 31, 1997, the fund posted a return of 41.94%. This topped the growth funds average, as measured by Lipper Analytical Services, which returned 33.51% over the same time. The fund also outperformed the Standard & Poor's 500 Index, which returned 40.65%.
Q. WHAT FACTORS INFLUENCED THE FUND'S STRONG PERFORMANCE?
A. Good stock picking played a key role, as investments in the technology, transportation, defense and aerospace, and energy services sectors contributed positively to fund performance. While the telecommunications story is one of global growth - fueled largely by the increased demand for voice and data transmission - the other groups flourished due to positive cyclical trends. In the transportation sector, shipping volumes and pricing trends remained strong, particularly in the express package group; the commercial aerospace industry is in the midst of a multi-year order cycle, which will benefit jet manufacturers and suppliers.
Q. PART OF YOUR INVESTING PHILOSOPHY IS TO LOOK FOR CAPITAL MANAGEMENT, MARGIN EXPANSION OR SALES GROWTH STORIES. CAN YOU GIVE AN EXAMPLE OF EACH AS IT RELATED TO THE FUND'S PERFORMANCE DURING THE PERIOD?
A. My chief concern will always be earnings growth, but I like to maintain a balance of different types of stocks. CNF Transportation - one of the fund's larger positions - is a good capital management story. CNF has approximately 70 planes that fly strictly overnight for the company's freight division. The company recently announced that approximately 15 of those planes will deliver priority mail for the U.S. Postal Service during the day. To me, that's making great use of your existing capital. An example of a margin expansion stock would be Insight Enterprises, a company that markets computers via outbound telemarketing and catalog sales. Insight's operating margins are at half the level a mature company in its industry can achieve, so there's plenty of room to grow. Lastly, Uniphase - a telecommunications equipment supplier - is a pure sales growth story.
Q. THE FUND'S EXPOSURE TO ENERGY-RELATED STOCKS JUMPED FROM 1.7% SIX MONTHS AGO TO 11.3%. WHAT WAS THE ATTRACTION?
A. Much of the increase was due to favorable trends within the industry, specifically in the oil services area. In the past, an oversupply of drilling rigs and equipment was a drag on this group's performance. Over the past year or so, however, much of this excess capacity has been absorbed by exploration and production customers. At the same time, technological advances have improved the precision of oil exploration and created more new drilling opportunities, particularly in the deep waters of the Gulf of Mexico. These developments resulted in a beneficial climate for the energy services sector.
Q. WHICH INDIVIDUAL STOCKS CONTRIBUTED POSITIVELY TO PERFORMANCE? WERE THERE ANY DISAPPOINTMENTS?
A. Airborne Freight and CNF Transportation - two of the fund's more significant positions - did very well during the period for the reasons I discussed at the outset regarding the transportation sector. In terms of disappointments, two themes that didn't work out so well were "tele-services" companies and cigars. Tele-services companies, which offer call-center outsourcing to other firms, proved very disappointing, and the cigar industry suffered amid questions over whether the cigar-smoking trend could be sustained.
Q. WHAT'S YOUR OUTLOOK?
A. I'll continue to look for opportunities within the sectors that helped fund performance during the past year, and may look to add some exposure to both the personal computer and software industries. I'm also going to try to reduce the amount of turnover within the portfolio. Lastly, I'd add a word of caution to shareholders regarding performance: This past year has been productive for the fund, but by no means should a 41.94% return be considered typical.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JASON WEINER DISCUSSES
SEVERAL FUND POLICY CHANGES:
"Prior to May 1, 1997, the fund
invested at least 65% of its assets
in `export companies.' These
companies were defined as being
based in North America, with 10%
or more of their annual revenues
coming from sales of exported
goods or services. The definition
also included companies engaged
in export-related businesses, such
as export trading or export
management companies. With the
changes, the fund must now
invest 65% of its total assets in U.S.
companies rather than the broader
category of North American
companies. Multinational
companies - those that derive a
substantial portion of their
revenues or profits from foreign
operations, or have a substantial
portion of their assets abroad -
also became part of the fund's
focus. Prior to these policy
changes, the fund's investment
universe had a heavy small-cap
flavor to it and excluded many
household, multinational names -
such as Coca-Cola or McDonald's -
that had considerable foreign
operations but weren't classified as
`export' companies. The changes to
the fund's policies should result in
a lower small-cap exposure and less
volatility relative to the overall
market. Additionally, the changes
will allow me to invest in companies
with significant foreign operations,
without limiting the fund to a
narrow universe of exporters."
FUND FACTS
GOAL: to increase the value of
the fund's shares by investing
mainly in the equity securities
of U.S. companies that are
expected to benefit from
exporting or selling their
goods or services outside
the U.S.
FUND NUMBER: 332
TRADING SYMBOL: FEXPX
START DATE: October 4, 1994
SIZE: as of August 31, 1997,
more than $452 million
MANAGER: Jason Weiner, since
January 1997; manager,
Fidelity Select Computers
Portfolio, 1996-1997;
Fidelity Select Air
Transportation Portfolio,
1994-1996; joined Fidelity in
1991
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF AUGUST 31, 1997
                           % OF FUND'S    % OF FUND'S INVESTMENTS
                           INVESTMENTS    IN THESE STOCKS
                                          6 MONTHS AGO

AIRBORNE FREIGHT CORP.     3.5            0.6

SCHERING-PLOUGH CORP.      3.2            0.7

NBTY, INC.                 3.2            0.0

COOPER CAMERON CORP.       2.7            0.0

CNF TRANSPORTATION, INC.   2.5            0.0

UNIPHASE CORP.             2.3            0.0

READ-RITE CORP.            2.3            0.0

BE AEROSPACE, INC.         2.3            0.6

NOBLE DRILLING CORP.       2.1            0.0

ALPINE GROUP, INC.         1.9            0.4

TOP FIVE MARKET SECTORS AS OF AUGUST 31, 1997
                 % OF FUND'S    % OF FUND'S INVESTMENTS
                 INVESTMENTS    IN THESE MARKET SECTORS
                                6 MONTHS AGO

TECHNOLOGY       36.2           21.5

ENERGY           11.3           1.7

HEALTH           9.3            11.7

SERVICES         9.1            4.4

TRANSPORTATION   7.1            3.2

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF AUGUST 31, 1997 * AS OF FEBRUARY 28, 1997 **
ROW: 1, COL: 1, VALUE: 2.3
ROW: 1, COL: 2, VALUE: 47.7
ROW: 1, COL: 3, VALUE: 50.0
STOCKS 89.8%
SHORT-TERM
INVESTMENTS 10.2%
FOREIGN
INVESTMENTS 6.6%
STOCKS  97.9%
SHORT-TERM
INVESTMENTS 2.1%
FOREIGN
INVESTMENTS 12.4%
ROW: 1, COL: 1, VALUE: 10.2
ROW: 1, COL: 2, VALUE: 39.8
ROW: 1, COL: 3, VALUE: 50.0
*
**
INVESTMENTS AUGUST 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 97.9%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 3.2%
AEROSPACE & DEFENSE - 3.0%
BE Aerospace, Inc. (a)  289,500 $ 10,277,250
Sundstrand Corp.   39,600  2,336,400
Thiokol Corp.   15,700  1,250,113
  13,863,763
DEFENSE ELECTRONICS - 0.2%
Remec, Inc.   25,900  864,413
TOTAL AEROSPACE & DEFENSE   14,728,176
BASIC INDUSTRIES - 2.1%
CHEMICALS & PLASTICS - 0.5%
Cytec Industries, Inc. (a)  46,200  2,255,138
IRON & STEEL - 0.7%
Tubos De Acero De Mexico ADR (a)  185,800  3,344,400
PACKAGING & CONTAINERS - 0.5%
Owens-Illinois, Inc. (a)  65,000  2,262,813
PAPER & FOREST PRODUCTS - 0.4%
Mail-Well, Inc. (a)  59,050  1,649,709
TOTAL BASIC INDUSTRIES   9,512,060
CONSTRUCTION & REAL ESTATE - 0.9%
BUILDING MATERIALS - 0.9%
Coltec Industries, Inc. (a)  117,600  2,631,300
USG Corp. (a)  39,200  1,680,700
  4,312,000
DURABLES - 1.9%
CONSUMER ELECTRONICS - 0.8%
Philips Electronics NV  50,000  3,581,250
TEXTILES & APPAREL - 1.1%
Timberland Co. Class A (a)  74,000  4,888,625
TOTAL DURABLES   8,469,875
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ENERGY - 11.3%
ENERGY SERVICES - 7.3%
Cliffs Drilling Co. (a)  85,000 $ 4,053,438
Noble Drilling Corp. (a)  335,100  9,529,406
Reading & Bates Corp. (a)  95,000  3,449,688
Transocean Offshore, Inc.   69,300  6,587,831
Varco International, Inc. (a)  118,800  4,722,300
Weatherford Enterra, Inc. (a)  100,000  4,606,250
  32,948,913
OIL & GAS - 4.0%
Cooper Cameron Corp. (a)  185,000  12,001,875
EVI, Inc. (a)  46,200  2,428,388
Ocean Energy, Inc. (a)  55,400  3,562,913
  17,993,176
TOTAL ENERGY   50,942,089
FINANCE - 3.2%
BANKS - 2.6%
BankAmerica Corp.   50,000  3,290,625
Citicorp  65,000  8,295,625
  11,586,250
INSURANCE - 0.6%
American International Group, Inc.   22,500  2,123,438
CapMAC Holdings, Inc.   22,900  635,475
  2,758,913
TOTAL FINANCE   14,345,163
HEALTH - 9.3%
DRUGS & PHARMACEUTICALS - 7.6%
American Home Products Corp.   51,700  3,722,400
Matritech, Inc. (a)  210,200  1,287,475
NBTY, Inc. (a)  655,200  14,578,200
Schering-Plough Corp.   306,500  14,712,000
  34,300,075
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - 1.7%
Biomet, Inc.   100,000 $ 2,075,000
Cardiovascular Dynamics, Inc. (a)  30,400  235,600
Cooper Companies, Inc. (a)  150,500  4,966,500
Sybron International Corp. (a)  10,600  423,338
  7,700,438
TOTAL HEALTH   42,000,513
INDUSTRIAL MACHINERY & EQUIPMENT - 4.4%
ELECTRICAL EQUIPMENT - 2.5%
Alcatel Alsthom Compagnie Generale d'Electricite SA  36,700  4,486,420
Allen Telecom, Inc.   64,400  1,537,550
Mas Technology Ltd.   128,500  2,762,750
Spectrain Corp. (a)  55,200  2,428,800
  11,215,520
INDUSTRIAL MACHINERY & EQUIPMENT - 1.9%
ASM Lithography Holding NV (a)  88,000  7,480,000
Gasonics International Corp. (a)  76,100  1,350,775
  8,830,775
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   20,046,295
MEDIA & LEISURE - 4.0%
ENTERTAINMENT - 0.5%
King World Productions, Inc.   51,200  2,035,200
LEISURE DURABLES & TOYS - 0.5%
Coleman, Inc. (a)  146,500  2,316,531
LODGING & GAMING - 2.3%
Anchor Gaming (a)  10,000  800,000
Sun International Hotels Ltd. Ord.   76,000  2,555,500
WMS Industries, Inc.  288,600  7,124,813
  10,480,313
PUBLISHING - 0.7%
Cognizant Corp.   74,600  3,133,200
TOTAL MEDIA & LEISURE   17,965,244
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONDURABLES - 0.9%
TOBACCO - 0.9%
Consolidated Cigar Holdings, Inc. Class A (a) 52,600 $ 1,742,375 General Cigar Holdings, Inc. Class A 107,100 2,316,038
  4,058,413
RETAIL & WHOLESALE - 1.7%
APPLIANCE STORES - 0.9%
Grupo Elektra SA  280,000  3,904,061
RETAIL & WHOLESALE, MISCELLANEOUS - 0.8%
Cole National Corp. Class A (a)  85,000  3,787,813
TOTAL RETAIL & WHOLESALE   7,691,874
SERVICES - 9.1%
ADVERTISING - 0.7%
Omnicom Group, Inc.   46,200  3,130,050
LEASING & RENTAL - 3.6%
Budget Group, Inc. Class A (a)  49,900  1,465,813
Danka Business Systems PLC sponsored ADR  166,200  7,769,850
Hertz Corp. Class A  204,000  7,050,750
  16,286,413
SERVICES - 4.8%
AccuStaff, Inc. (a)  291,700  7,748,281
Block (H&R), Inc.   60,000  2,355,000
Hagler Bailly, Inc.   144,300  3,120,488
On Assignment, Inc. (a)  6,600  297,825
Sitel Corp. (a)  285,000  3,028,125
Telespectrum Worldwide, Inc. (a)  525,000  2,395,313
Zebra Technologies Corp. Class A (a)  94,000  2,761,250
  21,706,282
TOTAL SERVICES   41,122,745
TECHNOLOGY - 36.2%
COMMUNICATIONS EQUIPMENT - 7.9%
ADC Telecommunications, Inc.   20,000  742,500
Aspect Telecommunications Corp. (a)  200,100  4,402,200
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
COMMUNICATIONS EQUIPMENT - CONTINUED
Boston Technology, Inc. (a)  189,400 $ 5,575,463
Dialogic Corp. (a)  210,900  8,436,000
Ericsson (L.M.) Telephone Co. Class B ADR  115,000  4,794,063
Network General Corp. (a)  165,900  2,758,088
Nice Systems sponsored ADR (a)  73,400  2,931,413
Nokia Corp. AB sponsored ADR  78,500  6,083,750
Perceptron, Inc. (a)  2,500  65,625
  35,789,102
COMPUTER SERVICES & SOFTWARE - 9.5%
Barra, Inc. (a)  173,500  6,050,813
Cadence Design Systems, Inc. (a)  75,000  3,567,188
Ceridian Corp. (a)  95,000  3,283,438
Computer Learning Centers, Inc.   53,700  2,577,600
EIS International, Inc. (a)  206,300  2,037,213
Electronics for Imaging, Inc. (a)  85,000  4,547,500
Manugistics Group, Inc.   22,600  957,675
Meta Group, Inc. (a)(c)  377,200  7,874,050
Microsoft Corp. (a)  30,000  3,965,625
Midway Games, Inc. (a)  79,800  1,685,775
Siebel Systems, Inc. (a)  80,800  2,918,900
Symantec Corp. (a)  140,200  3,373,563
  42,839,340
COMPUTERS & OFFICE EQUIPMENT - 7.8%
Comdisco, Inc.   50,400  1,370,250
Comverse Technology, Inc. (a)  60,000  2,756,250
Eltron International, Inc. (a)  130,900  4,237,888
Insight Enterprises, Inc. (a)  179,800  7,776,350
Pitney Bowes, Inc.   14,500  1,107,438
Read-Rite Corp. (a)  367,600  10,545,525
Sequent Computer Systems, Inc. (a)  125,500  3,537,531
Sun Microsystems, Inc.   35,000  1,680,000
Tech Data Corp. (a)  62,700  2,441,381
  35,452,613
ELECTRONIC INSTRUMENTS - 1.4%
Applied Materials, Inc. (a)  25,000  2,359,375
JDS Fitel, Inc. (a)  50,000  1,909,566
Sawtek, Inc. (a)  16,800  661,500
Teradyne, Inc. (a)  24,900  1,386,619
  6,317,060
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONICS - 9.6%
Actel Corp. (a)  260,000 $ 5,281,250
Alpine Group, Inc. (a)  613,300  8,662,863
Altera Corp.   30,000  1,597,500
Brightpoint, Inc.   100,000  3,750,000
Etec Systems, Inc. (a)  79,800  5,346,600
Esterline Technologies Corp. (a)  179,300  6,656,513
Linear Technology Corp.   25,000  1,639,063
Uniphase Corp. (a)  154,700  10,558,275
  43,492,064
TOTAL TECHNOLOGY   163,890,179
TRANSPORTATION - 7.1%
AIR TRANSPORTATION - 0.8%
KLM Royal Dutch Airlines NV (NY Reg.)  110,000  3,602,500
TRUCKING & FREIGHT - 6.3%
Air Express International Corp.   43,400  1,318,275
Airborne Freight Corp.   321,800  15,848,650
CNF Transportation, Inc.   316,800  11,444,400
  28,611,325
TOTAL TRANSPORTATION   32,213,825
UTILITIES - 2.6%
ELECTRIC UTILITY - 0.8%
AES Corp.   100,000  3,700,000
TELEPHONE SERVICES - 1.8%
Telebras sponsored ADR  30,000  3,540,000
WorldCom, Inc. (a)  149,700  4,481,630
  8,021,630
TOTAL UTILITIES   11,721,630
TOTAL COMMON STOCKS
(Cost $389,472,355)   443,020,081
CASH EQUIVALENTS - 2.1%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
(Cost $9,668,230)  9,668,230 $ 9,668,230
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $399,140,585)  $ 452,688,311
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.65%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Affiliated company (see Note 8 of Notes to Financial Statements). OTHER INFORMATION
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  87.6%
Netherlands   3.2
United Kingdom  1.7
Mexico  1.6
Finland  1.3
Sweden  1.1
France  1.0
Others (individually less than 1%)  2.5
TOTAL  100.0%
INCOME TAX INFORMATION
At August 31, 1997, the aggregate cost of investment securities for income tax purposes was $399,828,373. Net unrealized appreciation aggregated $52,859,938, of which $62,496,305 related to appreciated investment securities and $9,636,367 related to depreciated investment securities.
The fund hereby designates approximately $12,200,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $399,140,585) -                    $ 452,688,311
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                              14,581,591

RECEIVABLE FOR FUND SHARES SOLD                                              926,236

DIVIDENDS RECEIVABLE                                                         132,506

INTEREST RECEIVABLE                                                          78,687

REDEMPTION FEES RECEIVABLE                                                   220

OTHER RECEIVABLES                                                            156,468

 TOTAL ASSETS                                                                468,564,019

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                            $ 13,831,952

PAYABLE FOR FUND SHARES REDEEMED                              1,751,463

ACCRUED MANAGEMENT FEE                                        225,673

OTHER PAYABLES AND ACCRUED EXPENSES                           118,939

 TOTAL LIABILITIES                                                           15,928,027

NET ASSETS                                                                  $ 452,635,992

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                             $ 311,763,912

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                        87,325,202
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                    53,546,878
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 22,605,946 SHARES OUTSTANDING                               $ 452,635,992

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                               $20.02
($452,635,992 (DIVIDED BY) 22,605,946 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $20.02)                       $20.64


STATEMENT OF OPERATIONS

 YEAR ENDED AUGUST 31, 1997

INVESTMENT INCOME                                                             $ 1,562,699
DIVIDENDS

INTEREST                                                                       1,713,135

 TOTAL INCOME                                                                  3,275,834

EXPENSES

MANAGEMENT FEE                                                 $ 2,496,985

TRANSFER AGENT FEES                                             1,167,515

ACCOUNTING FEES AND EXPENSES                                    250,176

NON-INTERESTED TRUSTEES' COMPENSATION                           2,575

CUSTODIAN FEES AND EXPENSES                                     40,254

REGISTRATION FEES                                               61,957

AUDIT                                                           33,741

LEGAL                                                           6,991

INTEREST                                                        12,877

MISCELLANEOUS                                                   3,091

 TOTAL EXPENSES BEFORE REDUCTIONS                               4,076,162

 EXPENSE REDUCTIONS                                             (274,091)      3,802,071

NET INVESTMENT INCOME (LOSS)                                                   (526,237)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED GAIN OF              102,062,461
  $6,295,477 ON SALES OF INVESTMENTS IN AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                  (3,233)        102,059,228

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                          24,665,385

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                   (848)          24,664,537

NET GAIN (LOSS)                                                                126,723,765

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                               $ 126,197,528
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED       YEAR ENDED
                                                         AUGUST 31,       AUGUST 31,
                                                         1997             1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ (526,237)      $ (1,328,346)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                 102,059,228      33,009,292

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     24,664,537       (28,431,719)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          126,197,528      3,249,227
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS     (20,329,494)     (27,054,780)

SHARE TRANSACTIONS                                        727,939,550      634,169,649
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            20,039,185       26,820,637

 COST OF SHARES REDEEMED                                  (668,382,473)    (873,552,833)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          79,596,262       (212,562,547)
FROM SHARE TRANSACTIONS

REDEMPTION FEES                                           113,002          -

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 185,577,298      (236,368,100)

NET ASSETS

 BEGINNING OF PERIOD                                      267,058,694      503,426,794

 END OF PERIOD                                           $ 452,635,992    $ 267,058,694

OTHER INFORMATION
SHARES

 SOLD                                                     43,339,446       44,667,554

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  1,216,684        2,020,210

 REDEEMED                                                 (39,935,185)     (64,106,331)

 NET INCREASE (DECREASE)                                  4,620,945        (17,418,567)


FINANCIAL HIGHLIGHTS
      YEARS ENDED AUGUST 31,

      1997                     1996   1995 E


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                $ 14.85     $ 14.22     $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                      (.02)       (.05)       (.03)

 NET REALIZED AND UNREALIZED GAIN (LOSS)             6.05        1.52        4.26

 TOTAL FROM INVESTMENT OPERATIONS                    6.03        1.47        4.23



LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                              (.86)       (.84)       (.01)

REDEMPTION FEES ADDED TO PAID IN CAPITAL             -           -           -

NET ASSET VALUE, END OF PERIOD                      $ 20.02     $ 14.85     $ 14.22

TOTAL RETURN B, C                                    41.94%      11.15%      42.34%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)             $ 452,636   $ 267,059   $ 503,427

RATIO OF EXPENSES TO AVERAGE NET ASSETS              .98%        1.03%       1.22% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER        .91% F      1.00% F     1.22% A
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE     (.13)%      (.39)%      (.27)% A
NET ASSETS

PORTFOLIO TURNOVER RATE                              429%        313%        245% A

AVERAGE COMMISSION RATE G                           $ .0404     $ .0326


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD OCTOBER 4, 1994 (COMMENCEMENT OF SALE OF SHARES) TO AUGUST 31, 1995.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Export and Multinational Fund (the fund) (formerly Fidelity Export Fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares purchased on or after February 1, 1997 and held in the fund less than 90 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,679,279,362 and $1,612,967,652, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .60% of average net assets.
SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $879,002 on sales of shares of the fund.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .28% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $299,602 for the period.
5. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a borrower. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $15,966,000 and $ 10,572,000, respectively. The weighted average interest rate was 5.4%. Interest expense includes $6,375 paid under the interfund lending program.
6. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted
6. BANK BORROWINGS - CONTINUED
to $11,215,000 and $4,503,667, respectively. The weighted average interest rate was 5.80%. Interest expense includes $6,502 paid under the bank borrowing program.
7. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $251,853 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $11,737 and $10,501, respectively, under these arrangements.
8. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Calypte Biomedical Corp.  $ - $ - $ - $ -
Meta Group, Inc.   -  -  -  7,874,050
Penn National Gaming, Inc.   6,837,373  3,119,648  -  -
TOTALS  $ 6,837,373 $ 3,119,648 $ - $ 7,874,050
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Fidelity Export and Multinational Fund (formerly Fidelity Export
Fund):
We have audited the accompanying statement of assets and liabilities of Fidelity Union Street Trust: Fidelity Export and Multinational Fund (formerly Fidelity Export Fund), including the schedule of portfolio investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 4, 1994 (commencement of operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Union Street Trust: Fidelity Export and Multinational Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period October 4, 1994 (commencement of operations) to August 31, 1995, in conformity with generally accepted accounting principles. /s/COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 6, 1997
DISTRIBUTIONS


The Board of Trustees of Fidelity Export and Multinational Fund voted to pay on October 6, 1997, to shareholders of record at the opening of business on October 3, 1997, a distribution of $2.32 per share derived from capital gains realized from sales of portfolio securities.
A total of 3.98% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Abigail Johnson, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Fund
Stock Selector
TechnoQuant(trademark) Growth Fund
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE
* INDEPENDENT TRUSTEES